As filed with the Securities and Exchange Commission on April 25, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 25, 2018
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) On April 25, 2018, Bank of America Corporation (the “Corporation”) held its 2018 Annual Meeting of Stockholders.

(b) The Corporation’s stockholders elected all of the nominees for director; approved the advisory vote on executive compensation; and ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2018. The Corporation’s stockholders did not approve the stockholder proposal listed below. With respect to all matters subject to a vote, holders of the Corporation’s common stock, Series B Preferred Stock, and Series 1 to 5 Preferred Stock voted together as a class.

1. Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Sharon L. Allen	7,481,729,008	51,891,924	35,324,154	1,448,446,655
Susan S. Bies	7,481,840,623	51,856,984	35,247,479	1,448,446,655
Jack O. Bovender, Jr.	7,483,181,857	48,054,504	37,708,725	1,448,446,655
Frank P. Bramble, Sr.	7,426,624,079	104,607,897	37,713,110	1,448,446,655
Pierre J.P. de Weck	7,472,942,381	58,223,891	37,778,814	1,448,446,655
Arnold W. Donald	6,705,919,440	800,885,528	62,140,118	1,448,446,655
Linda P. Hudson	7,486,468,522	46,739,324	35,737,240	1,448,446,655
Monica C. Lozano	7,427,686,127	105,234,956	36,024,003	1,448,446,655
Thomas J. May	7,310,570,036	221,463,320	36,911,730	1,448,446,655
Brian T. Moynihan	7,282,839,707	228,707,656	57,397,723	1,448,446,655
Lionel L. Nowell, III	7,474,775,234	56,471,545	37,698,307	1,448,446,655
Michael D. White	7,481,492,558	48,720,912	38,731,616	1,448,446,655
Thomas D. Woods	7,468,962,034	62,557,802	37,425,250	1,448,446,655
R. David Yost	7,472,553,863	59,041,000	37,350,223	1,448,446,655
Maria T. Zuber	7,486,676,842	46,436,947	35,831,297	1,448,446,655

2. Approving the Corporation’s Executive Compensation (an Advisory, Non-binding “Say on Pay” Resolution):

For	7,120,492,596
Against	394,577,689
Abstain	53,874,801
Broker Non-Votes	1,448,446,655

3. Ratifying the Appointment of the Corporation’s Independent Registered Public Accounting Firm for 2018:

For	8,743,388,111
Against	230,175,263
Abstain	43,828,367

4. Stockholder Proposal - Independent Board Chair:

For	2,299,321,764
Against	5,190,440,714
Abstain	79,182,608
Broker Non-Votes	1,448,446,655

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary
Dated: April 25, 2018